UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 6, 2019

AMERICAN EAGLE OUTFITTERS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-33338	13-2721761
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 Hot Metal Street Pittsburgh, Pennsylvania		15203-2329
(Address of principal executive offices)		(Zip Code)

(412) 432-3300

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 2.02	Results of Operations and Financial Condition

On March 6, 2019, American Eagle Outfitters, Inc. (the “Company”) issued a press release announcing, among other things, the Company’s financial results for the fourth quarter ended February 2, 2019. A copy of the press release is attached hereto as Exhibit 99.1.

The information in this Item 2.02, including the accompanying Exhibits, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 7.01

Regulation FD Disclosure

The Company’s management team held a conference call on March 6, 2019 at 4:00 p.m. Eastern Time to review the fourth quarter financial results. A replay of the conference call will be available beginning March 6, 2019 at 7:15 p.m. Eastern Time through March 13, 2019. To listen to the replay, dial 1-844-512-2921, or internationally dial 1-412-317-6671, and reference confirmation code 13678171. An audio replay of the conference call will also be available at http://investors.ae.com. A copy of the conference call transcript is attached hereto as Exhibit 99.2.

This Current Report on Form 8-K (including the Exhibits hereto) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Actual results may differ materially from those set forth in the forward-looking statements. Factors that could cause actual results to differ materially from those described in the forward-looking statements can be found in our Annual Report on Form 10-K for the year ended February 3, 2018 and in any subsequently-filed Quarterly reports on Form 10-Q, which have been filed with the Securities and Exchange Commission and are available on our website and on the Securities and Exchange Commission’s website (www.sec.gov). The Company does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements.

ITEM 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated March 6, 2019 announcing fourth quarter 2018 financial results

99.2	Conference Call Transcript dated March 6, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EAGLE OUTFITTERS, INC.
(Registrant)

Date: March 12, 2019	By:	/s/ Robert L. Madore
Robert L. Madore
Executive Vice President, Chief Financial Officer